UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 5, 2024
Commission file number: 001-39898
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Driven Brands Holdings Inc.
(Exact name of Registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation or organization)

139898
(Commission File Number)

47-3595252
(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)
(704) 377-8855
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, $0.01 par value

Trading Symbol
DRVN

Name of each exchange on which registered
The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by Driven Brands Holdings Inc. (the “Company”) with the U.S. Securities and Exchange Commission on June 7, 2024 (the “Original Form 8-K”). The Original Form 8-K disclosed that the Company entered into an Amended and Restated Stockholders Agreement (the “A&R Stockholders Agreement”) with the Principal Stockholders party thereto. The sole purpose of this Amendment is to disclose the payment of fees and expenses to the litigation plaintiff and counsel related to stockholder demand letters and a stockholder lawsuit captioned Bruce Taylor v. Driven Equity LLC, et al., C.A. No. 2023-1256-JTL (Del. Ch.) (the “Action”). No other changes have been made to the Original Form 8-K.
Item 8.01. Other Events.
As previously disclosed, on June 5, 2024, the Company entered into the A&R Stockholders Agreement with the Principal Stockholders party thereto in light of recent developments in Delaware and to render moot pending stockholder demand letters and the Action.
On June 10, 2024, the Court of Chancery of the State of Delaware (the “Court”) entered a Notice and Order Voluntarily Dismissing the Action as Moot and Retaining Jurisdiction to Determine Plaintiff’s Counsel’s Application for an Award of Attorneys’ Fees & Reimbursement of Expenses. The Company subsequently agreed to pay $650,000 in attorneys’ fees and expenses in full satisfaction of any and all claims by the litigation plaintiff and his counsel for fees and expenses in the Action. In addition, the award of attorneys’ fees and expenses will cover any claim to a mootness fee that may be asserted by the two stockholders who made litigation demands or their counsel.
On November 8, 2024, the Court entered an order closing the Action, subject to the Company filing an affidavit with the Court confirming that this notice has been issued. In entering the order, the Court was not asked to review, and did not pass judgment on, the payment of the attorneys’ fees and expenses or their reasonableness.
Plaintiff’s counsel is Kimberly A. Evans of Block & Leviton LLP (302) 499- 3600. Counsel to the Company and Directors Jonathan Fitzpatrick, Catherine Halligan, Rick Puckett, Karen Stroup, Peter Swinburn, and Jose Tomás is Michael Pittenger of Potter Anderson & Corroon LLP, (302) 984-6000. Counsel to the Roark entities and Directors Neal K. Aronson, Chadwick Hume, and Michael Thompson is Matthew D. Stachel of Paul, Weiss, Rifkind, Wharton & Garrison LLP (302) 655- 4410.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: November 20, 2024	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, General Counsel and Secretary